Exhibit 99.1

EXECUTION VERSION

14755 Preston Road, Suite 105

Dallas, Texas 75254

June 4, 2021

Cannell Capital LLC

245 Meriwether Circle

Alta, WY 83414

Attention: J. Carlo Cannell

Ladies and Gentlemen:

This letter (this “Agreement”) constitutes the agreement between (a) SWK Holdings Corporation, a Delaware corporation (the “Company”), and (b) Cannell Capital LLC (“Cannell Capital”) and each of the other related Persons (as defined below) set forth on the signature pages to this Agreement (collectively with Cannell Capital LLC, the “Cannell Capital Funds”). The Cannell Capital Funds and each of their Affiliates (as defined below) and Associates (as defined below) are collectively referred to herein as the “Investors.” The Company and the Cannell Capital Funds are each referred to herein as a “Party”, and collectively, the “Parties.”

1.          Rights Agreement. On the date hereof, conditioned on the Cannell Capital Funds’ execution of, and compliance with the terms and conditions of, this Agreement, the board of directors of the Company (the “Board”) has determined to permit the Cannell Capital Funds to Beneficially Own (as defined in the Rights Agreement) up to an aggregate of 9.9% of the Company’s then-outstanding Common Shares (as defined in the Rights Agreement) under the Rights Agreement (as defined below).

2.          Standstill. None of the Investors will, and Cannell Capital will cause the principals, directors, general partners, officers, employees, agents and representatives of each Investor not to, in any way, directly or indirectly (in each case, except as expressly permitted by this Agreement):

(a)                   acquire, offer or seek to acquire, agree to acquire or make a proposal to acquire, by purchase, tender or exchange offer, through the acquisition of control of another Person, by joining a partnership, limited partnership, syndicate or other group (including a “group” as defined pursuant to Section 13(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)), through swap or hedging transactions or otherwise, (i) any equity securities, (ii) direct or indirect rights to acquire any equity securities of the Company or any securities convertible into or exchangeable for any such equity securities, (iii) any options or other derivative securities or contracts or instruments in any way related to the price of shares of common stock of the Company (“Common Stock”) or (iv) any rights decoupled from the underlying equity securities of the Company, in each case, solely to the extent that, after giving effect to such transaction, the Investors would, in the aggregate, beneficially own or have Economic Ownership Interests in greater than 9.9% of the then-outstanding shares of Common Stock (which calculation shall, for the avoidance of doubt, include the notional or other number of shares of Common Stock specified in the documentation for any contract, agreement, arrangement or understanding to which any of the Investors are party which is designed to produce economic benefits and risks to any of the Investors that correspond substantially to the ownership by any Investor of shares of Common Stock);

(b)                  sell or dispose of, in a single transaction or series of transactions, any shares of Common Stock to any other Person or group (including a “group” as defined pursuant to Section 13(d) of the Exchange Act) if any Investor knows, or has reason to know, that such Person or group holds or, after giving effect to any such sale or disposition, would beneficially own or have Economic Ownership Interests in 5.0% or more of the then-outstanding shares of Common Stock, unless such sale or disposition has been approved by a majority of the members of the Board. For the avoidance of doubt, for purposes of this Section 2, “group” shall include any Person and his or her spouse, parents, children and grandchildren (and any other parties that may become subject to the attribution rules under Section 318(a) of the Code or any successor provision thereto); or

(c)                   knowingly encourage, or enter into any contract, agreement, arrangement or understanding with, or advise, finance or assist, any Person in connection with any activities that the Investors would otherwise be prohibited from undertaking pursuant to this Agreement.

3.          Ownership Conditions. The Cannell Capital Funds’ ownership of the equity securities of the Company is and will be in accordance with the Ownership Limitations (as defined below).

4.          Compliance with this Agreement. Cannell Capital will cause the other Investors to comply with the terms of this Agreement and will be responsible for any breach of the terms of this Agreement by any Investor, in each case whether or not such Investor is a party to this Agreement.

5.          Definitions. As used in this Agreement, the following terms shall have the following meanings:

(a)                   “Affiliate” has the meaning set forth in Rule 12b-2 promulgated under the Exchange Act and will include Persons who become Affiliates of any Person after the date of this Agreement; provided that in the case of the Cannell Capital Funds, the term “Affiliate” will include any client or investment fund for which Cannell Capital or any of its Affiliates or associates serves as an investment manager, investor adviser or similar function.

(b)                  “Associate” has the meaning set forth in Rule 12b-2 promulgated under the Exchange Act and will include Persons who become Associates of any Person after the date of this Agreement; provided that the limited partners of a limited partnership shall not be deemed to be Associates of such limited partnership solely by virtue of their limited partnership interests.

(c)                   “Code” means the Internal Revenue Code of 1986, as amended, and the treasury regulations set forth thereunder. All references to sections of the Code or treasury regulations set forth thereunder are references to the Code or treasury regulations as amended or modified from time to time, including to successors thereof.

(d)                  “control” means, with respect to the relationship between or among two or more Persons, the possession, directly or indirectly or as trustee, personal representative or executor, of the power to direct or cause the direction of the affairs or management of a Person, whether through ownership of voting securities, as trustee, personal representative or executor, by contract or otherwise.

(e)                   “Economic Ownership Interests” means rights to any dividend payments, the proceeds from the sale of equity securities, the proceeds from a liquidation of the Company and any other characteristic described in IRS guidance relating to Section 382 of the Code.

(f)                   “IRS” means the Internal Revenue Service.

2

(g)                   “Person” means any individual, firm, corporation, partnership, limited liability company, joint venture, trust, association, unincorporated organization, group or other entity, and shall include any successor (by merger or otherwise) of such entity.

(h)                  “Rights Agreement” means that certain Rights Agreement by and between the Company and Computershare Trust Company, N.A., dated April 8, 2016, and as amended on April 8, 2019, and February 23, 2021, as the same may be amended or restated from time to time.

6.          Public Disclosure.

(a)                Form 8-K. The Company will promptly prepare and file with the U.S. Securities and Exchange Commission (the “SEC”) a Current Report on Form 8-K (the “Form 8-K”) reporting the entry into this Agreement. All disclosure in the Form 8-K will be consistent with this Agreement. The Company will provide the Cannell Capital Group and its counsel with reasonable opportunity to review and comment on the Form 8-K prior to filing, and will consider in good faith any changes proposed by the Cannell Capital Group or its counsel.

(b)               Amended Schedule 13D. The Cannell Capital Funds will promptly prepare and file with the SEC an amendment to its Schedule 13D (the “Amended Schedule 13D”) with respect to Company reporting the entry into this Agreement. All disclosure in the Amended Schedule 13D will be consistent with this Agreement. The Cannell Capital Group will provide the Company and its counsel with reasonable opportunity to review and comment on the Amended Schedule 13D prior to filing, and will consider in good faith any changes proposed by the Company or its counsel.

7.          Representations and Warranties of the Cannell Capital Funds. Each member of the Cannell Capital Funds, severally and not jointly, represents that:

(a)                its authorized signatory set forth on the signature page to this Agreement has the power and authority to execute this Agreement and any other documents or agreements to be entered into in connection with this Agreement and to bind such member;

(b)               this Agreement has been duly authorized, executed and delivered by it and is a valid and binding obligation of such member, enforceable against it in accordance with its terms, except as enforcement thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or similar laws generally affecting the rights of creditors and subject to general equity principles;

(c)                this Agreement does not and will not violate any law, any order of any court or other agency of government, its organizational documents or any provision of any agreement or other instrument to which such member or any of its properties or assets is bound, or conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any such agreement or other instrument, or result in the creation or imposition of, or give rise to, any material lien, charge, restriction, claim, encumbrance or adverse penalty of any nature whatsoever;

(d)               as of the date of this Agreement, the Cannell Capital Funds are the beneficial owner of an aggregate of 751,252 shares of Common Stock, as set forth on Schedule 1 attached hereto; and

(e)                (i) no individual Affiliate of Cannell Capital owns or has Economic Ownership Interests in 5.0% or more of the Company’s capital stock, (ii) the Investors and their Affiliates have not structured his, her or its ownership interest in the Company to avoid being treated a Person or group that is identified as a “5-percent shareholder” of the Company pursuant to Section 382 of the Code; (iii) no individual Affiliate of Cannell Capital, either individually or together with his or her spouse, parents, children and grandchildren (and any other parties that may become subject to the attribution rules under Section 318(a) of the Code or any successor provision thereto), owns or has Economic Ownership Interests in 5.0% or more of the Company’s capital stock; and (iv) each individual Affiliate of Cannell Capital has full economic ownership of (including sole and exclusive Economic Ownership Interests in) the shares of Common Stock that he, she or it holds (subclauses (i) through (iv) of this Section 7(e), collectively, the “Ownership Limitations”).

3

8.          Representations and Warranties of the Company. The Company represents that this Agreement:

(a)                has been duly authorized, executed and delivered by it and is a valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as enforcement thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or similar laws generally affecting the rights of creditors and subject to general equity principles; and

(b)               does not and will not violate any law, any order of any court or other agency of government, the Company’s certificate of incorporation or bylaws, each as amended from time to time, or any provision of any agreement or other instrument to which Company or any of its properties or assets is bound, or conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any such agreement or other instrument, or result in the creation or imposition of, or give rise to, any material lien, charge, restriction, claim, encumbrance or adverse penalty of any nature whatsoever.

9.          Specific Performance. Each Party agrees that it will not, directly or indirectly, contest the validity or enforceability of this Agreement on any grounds. It is further understood and agreed that money damages would not be a sufficient remedy for any breach of this Agreement by a Party and that the non-breaching party shall be entitled to seek equitable relief, including, without limitation, injunction and specific performance (without the proof of actual damages), as a remedy for any such breach or to prevent threatened breaches of this Agreement, and that the breaching party will not oppose the granting of such relief. The Party against whom specific performance is sought agrees to waive any applicable right or requirement that a bond be posted. Such remedies shall not be deemed to be the exclusive remedies for any breach of this Agreement but shall be in addition to all other remedies available at law or equity.

10.        Governing Law; Forum. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to the principles of conflicts of law thereof. Each Party hereby irrevocably and unconditionally consents to submit to the exclusive jurisdiction of the Delaware Court of Chancery and any state appellate court therefrom within the State of Delaware (or, if the Delaware Court of Chancery declines to accept jurisdiction over a particular matter, any state or federal court within the State of Delaware) for any actions, suits or proceedings arising out of or relating to this Agreement and the transactions contemplated hereby (and each Party agrees not to commence any action, suit or proceeding relating thereto except in such courts), and further agrees that service of any process, summons, notice or document by U.S. registered mail in the manner set forth in Section 11, or in such other manner as may be permitted by applicable law, shall be effective service of process for any action, suit or proceeding brought against it in any such court. Each party hereby irrevocably and unconditionally waives any objection to the laying of venue of any action, suit or proceeding arising out of this Agreement or the transactions contemplated hereby in the Delaware Court of Chancery and any state appellate court therefrom within the State of Delaware (or, if the Delaware Court of Chancery declines to accept jurisdiction over a particular matter, any state or federal court within the State of Delaware), and hereby further irrevocably and unconditionally waives and agrees not to plead or claim in any such court that any such action, suit or proceeding brought in any such court has been brought in an inconvenient forum.

4

11.        Notice. All notices, consents, requests, instructions, approvals and other communications provided for in, and all legal process in regard to, this Agreement will be in writing and will be deemed validly given, made or served (i) upon receipt, when delivered personally; (ii) upon confirmation of receipt, when sent by email (but only if such confirmation is not automatically generated); or (iii) one (1) business day after deposit with a nationally recognized overnight delivery service. The addresses for such communications are as follows:

(a)                If to the Company:

SWK Holdings Corporation

14755 Preston Road, Suite 105

Dallas, TX 75254

Attn: Winston Black

E-mail: wblack@swkhold.com

With a copy (which will not constitute notice) to:

Shearman & Sterling LLP

599 Lexington Ave.

New York, NY 10022

Attention: Creighton C. Condon

E-mail: CCondon@Shearman.com

and

Shearman & Sterling LLP

300 W 6th St., 22 Floor

Austin, TX 78701

Attn: Russ Denton

E-mail: Russ.Denton@Shearman.com

(b)               If to the Cannell Capital Funds:

Cannell Capital LLC

245 Meriwether Circle

Alta, WY 83414

Attention: J. Carlo Cannell

Email: scw@cannellcap.com; nrm@cannellcap.com

At any time, any Party may, by notice given in accordance with this Section 11 to the other Parties, provide updated information for notices pursuant to this Agreement.

5

12.        Assignment; Binding Nature; Entire Agreement; Severability; Waiver. No Party may assign or otherwise transfer its rights or obligations under this Agreement to any Person without the prior written consent of the other Parties. Any purported transfer requiring consent without such consent is void This Agreement shall inure to the benefit of, and be binding upon, each of the Parties and their respective successors and permitted assigns. This Agreement contains the entire agreement between the Parties hereto concerning the subject matter hereof, and no amendment or modification of this Agreement or waiver of the terms and conditions hereof will be binding unless approved in writing by the Parties. In no event shall this Agreement be deemed an amendment to any existing agreement between the parties. If any term, covenant, restriction or other provision of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, all other terms, covenants, restrictions and other provisions of this Agreement shall nevertheless remain in full force and effect and shall in no way be affected, impaired or invalidated. In the event of a modification to the Code or the treasury regulations set forth thereunder, the Parties will negotiate in good faith to modify the terms of this Agreement to reflect such changes. Any waiver by any Party of a breach of any provision of this Agreement will not operate as or be construed to be a waiver of any other breach of such provision or of any breach of any other provision of this Agreement. The failure of a Party to insist upon strict adherence to any term of this Agreement on one or more occasions will not be considered a waiver or deprive that Party of the right to insist upon strict adherence to that term or any other term of this Agreement in the future.

13.        Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original of this Agreement and all of which, taken together, shall be deemed to constitute one and the same instrument. No such counterpart need contain the signatures of all Parties and the exchange of signed counterparts by each of the Parties, including exchange by facsimile transmission or similar electronic means, shall constitute effective execution and delivery of this Agreement.

14.        Third Party Beneficiaries. This Agreement is solely for the benefit of the Parties and is not enforceable by any other Person.

15.        Headings. The headings set forth in this Agreement are for convenience of reference purposes only and will not affect or be deemed to affect in any way the meaning or interpretation of this Agreement or any term or provision of this Agreement.

[Signature page follows]

6

Very truly yours,

SWK Holdings Corporation

By:	/s/ Winston Black
Name: Winston Black
Title: Chief Executive Officer

Accepted and agreed as of the date first written above:

Cannell Capital LLC

By:	/s/ Stephen C. Wagstaff
Name: Stephen C. Wagstaff
Title: Chief Financial Officer of Cannell Capital LLC
Investment Adviser to the Cannell Separately-Managed Account

J. Carlo Cannell

/s/ J. Carlo Cannell
Name: J. Carlo Cannell

Tristan Partners, L.P.

By:	/s/ Stephen C. Wagstaff
Name: Stephen C. Wagstaff
Title: Chief Financial Officer of Cannell Capital LLC
General Partner to Tristan Partners, L.P.

Tristan Offshore Fund, Ltd.

By:	/s/ Stephen C. Wagstaff
Name: Stephen C. Wagstaff
Title: Chief Financial Officer of Cannell Capital LLC
Investment Adviser to Tristan Offshore Fund, Ltd.

[Signature Page to Letter Agreement]

Tonga Partners, L.P.

By:	/s/ Stephen C. Wagstaff
Name: Stephen C. Wagstaff
Title: Chief Financial Officer of Cannell Capital LLC
General Partner to Tonga Partners, L.P.

[Signature Page to Letter Agreement]

Schedule 1

Ownership

Cannell Fund	Shares of Common Stock Held
Cannell Separately-Managed Accounts	99,032
Tristan Partners, L.P.	340,268
Tonga Partners, L.P.	147,907
Tristan Offshore Fund, Ltd.	164,045
Total	751,252
Schedule 1-1